UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2012

NET TALK.COM, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	000-53668	20-4830633
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 NW 163rd Drive, Miami Gardens, Florida 33169

(Address of principal executive offices)     (Zip code)

(305) 621-1200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below of the Form 8-K if the filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Effective September 1, 2012, Meeks International, Inc. ("MIL"), the independent registered public accounting firm of NetTalk.com, Inc., a Florida corporation (the “Company”), was acquired by Thomas, Howell, Ferguson, P.A. (“THF”) in a transaction pursuant to which MIL merged its operations into THF and the professional staff and partners of MIL joined THF as employees with Charlie M. Meeks becoming a partner of THF. On September 3, 2012, MIL notified the Company of the merger and resulting resignation as the Company's independent registered public accounting firm effective September 1, 2012. On September 7, 2012, the Board of Directors of the Company approved the engagement of THF, as the Company's independent registered public accounting firm, effective September 1, 2012.

MIL audited the Company's consolidated financial statements for the fiscal years ended December 31, 2011 and December 31, 2010. The reports of MIL on the consolidated financial statements of the Company for the fiscal years ended December 31, 2011 and December 31, 2010 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with MIL's audits of the Company's financial statements for the fiscal years ended December 31, 2011 and December 31, 2010, and through the interim period ended September 1, 2012, the Company has had no disagreement with MIL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of MIL, would have caused MIL to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for the fiscal years ended December 31, 2011 and December 31, 2010.

Prior to engaging THF, neither the Company nor anyone acting on the Company's behalf consulted THF regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to such item) or a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K).

The confirmation letter from the former auditor required by Item 304(a)(3) of Regulation S-K will be filed as an amendment to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits: None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Net Talk.com, Inc.

By:	/s/ Anastasios Kyriakides
Name:	Anastasios Kyriakides
Title:	Chief Executive Officer
Dated:	September 7, 2012